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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned directors and officers of Applied Materials, Inc., a Delaware corporation (the "Company") constitute and appoint James C. Morgan and Gerald F. Taylor, and each one of them with full power to act without the other, such person's true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute in the name and on behalf of the undersigned as such director or officer a Registration Statement on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, with respect to shares of Common Stock of the Company, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file such Registration Statement and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 1997.


    /s/ Michael H. Armacost                       /s/ James C. Morgan
------------------------------------        ------------------------------------
        Michael H. Armacost                           James C. Morgan
              Director                           Chairman, Chief Executive
                                                   Officer and Director
                                               (Principal Executive Officer)


     /s/ Deborah A. Coleman                         /s/ Dan Maydan
------------------------------------        ------------------------------------
         Deborah A. Coleman                             Dan Maydan
              Director                            President and Director




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   /s/ Herbert M. Dwight, Jr.                    /s/ Gerald F. Taylor
------------------------------------        ------------------------------------
       Herbert M. Dwight, Jr.                        Gerald F. Taylor
              Director                           Senior Vice President and
                                                  Chief Financial Officer
                                               (Principal Financial Officer)


     /s/ Philip V. Gerdine                     /s/ Michael K. O'Farrell
------------------------------------        ------------------------------------
         Philip V. Gerdine                         Michael K. O'Farrell
              Director                              Vice President and
                                                   Corporate Controller
                                              (Principal Accounting Officer)


      /s/ Tsuyoshi Kawanishi
------------------------------------
          Tsuyoshi Kawanishi
               Director


         /s/ Paul R. Low
------------------------------------
             Paul R. Low
              Director


      /s/ Alfred J. Stein
------------------------------------
          Alfred J. Stein
             Director






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